EXHIBIT 99.1

FOR IMMEDIATE RELEASE

April 19, 1999


Contact: Investors Susan Carr (704-386-8059) or Kevin Stitt (704-386-5667)
         Media     Bob Stickler or Ricke Beebe (704-386-8465)




BANKAMERICA EARNS $1.9 BILLION, OR $1.08 PER DILUTED SHARE, IN FIRST QUARTER


CHARLOTTE, NC, April 19, 1999 - BankAmerica Corporation today reported net income of $1.91 billion, or $1.10 ($1.08 diluted) per share, for the first quarter of 1999, a 44 percent increase from net income of $1.33 billion, or $.77
($.75 diluted) per share, a year earlier. The first quarter a year ago included a merger-related charge of $642 million after tax. Excluding that charge, operating income a year ago was $1.97 billion, or $1.14 ($1.11 diluted) per share. First quarter 1999 earnings grew significantly from fourth quarter 1998 operating earnings of $1.60 billion, or $.92 ($.91 diluted) per share.

The return on common equity was 16.8 percent and the return on assets was 1.27 percent.

Cash earnings - which exclude the amortization of intangibles -- were $2.14 billion, or $1.23 ($1.20 diluted) per share in the latest quarter. Return on average tangible common shareholders' equity was 27.4 percent.


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"We are pleased with our first quarter results, which include continued strong performance in Consumer Banking and a significant improvement in Global
Corporate and Investment Banking," said Hugh L. McColl, Jr., BankAmerica chairman and chief executive officer. "Our merger transition is on track, and we expect the benefits of lower costs and enhanced revenue opportunities to positively impact earnings in the coming quarters."

First Quarter Earnings (compared to a year ago)
-----------------------------------------------
Lower expenses -- primarly due to merger-related savings -- stronger trading results and continued solid loan growth were offset by lower other income, investment banking revenue and securities gains.

Net Interest Income
-------------------
Fully taxable-equivalent net interest income of $4.65 billion was virtually unchanged from a year earlier, as loan and deposit growth and deposit pricing initiatives offset the impact of asset securitizations, loan sales and spread compression. Average managed loans grew 11 percent to $385 billion, reflecting increases in both consumer and business loans. The net yield on earning assets declined by 23 basis points to 3.58 percent due to a higher level of investment securities and lower loan and deposit spreads.

Noninterest Income
------------------
Noninterest income declined 8 percent to $3.22 billion, reflecting lower other income and investment banking revenue. Trading results were up from last year's strong performance. Credit card income and deposit fees also rose.
Investment banking results, despite continuing improvements over recent quarters, remained below last year's strong performance.

Securities gains of $130 million were significantly below the $213 million recorded in the first quarter of 1998.

Efficiency
----------
Noninterest expense decreased by more than 5 percent to $4.45 billion, reflect-
ing cost reductions resulting from recent mergers somewhat offset by continued
spending on transition projects associated with the merger of NationsBank and
BankAmerica. Personnel expense dropped by more than 4 percent, and other operating expenses were also reduced. The efficiency ratio was 57 percent, an improvement from 58 percent a year earlier.



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Credit Quality
--------------
The provision for credit losses in the first quarter was $510 million, the same as a year earlier. Net charge-offs remained virtually flat from a year ago at
$519 million, equal to .58 percent of loans and leases, a 3-basis-point improve-
ment from a year ago.

Nonperforming assets were $3.12 billion, or .86 percent of loans, leases and foreclosed properties on March 31, 1999, compared to $2.69 billion, or .79 percent a year earlier. The allowance for credit losses totaled $7.12 billion on March 31, 1999, equal to 251 percent of nonperforming loans and 1.96 percent of loans and leases. The allowance was $6.76 billion, or 1.98 percent of loans and leases, a year earlier.

Capital Strength
----------------
Total shareholders' equity rose 4 percent to $46.8 billion at March 31, 1999.
This represented 7.62 percent of period-end assets, compared to 7.77 percent on
March 31, 1998. Book value per common share rose 4 percent from a year earlier to $26.86 at March 31, 1999.

Business Segment Results
------------------------
Consumer Banking, which serves individuals and small businesses, earned $873 million, while Commercial Banking, which serves companies with from $10 million to $500 million in revenue, earned $197 million. Together, they represented 56 percent of the company's net income. Global Corporate and
Investment Banking, which serves large corporate customers, earned $492 million, representing 26 percent of the company's earnings. Principal Investing and Wealth Management, which encompasses the private bank, trust, investment management, mutual funds, retail brokerage and principal investing, earned $209 million, representing 11 percent.


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BankAmerica Corporation, with $614 billion in total assets, is the largest bank in the United States. It has full-service operations in 22 states and the District of Columbia and provides financial products and services to 30 million households and 2 million businesses, as well as providing international corporate financial services for business transactions in 190 countries.
BankAmerica Corporation stock (ticker: BAC) is listed on the New York, Pacific and London stock exchanges and certain shares are listed on the Tokyo Stock
Exchange.



www.nationsbank.com
www.bankamerica.com

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

BANKAMERICA CORPORATION
                                                          Three Months
                                                         Ended March 31
                                                  ------------------------------
Financial Summary                                    1999               1998
-----------------                                 ----------        ------------
(In millions, except per-share
data)

Operating net income                              $    1,914        $    1,973
   Operating earnings per common share                  1.10              1.14
   Diluted operating earnings per common share          1.08              1.11

Cash basis earnings(1)                                 2,136             2,201
   Cash basis earnings per common share                 1.23              1.27
   Cash basis diluted earnings per common share         1.20              1.24
Dividends paid per common share                          .45               .38
Price per share of common stock at period end          70.63             72.94
Average common shares                              1,737.562         1,724.490
Average diluted common shares
                                                   1,779.708         1,773.015

Summary Income Statement (Operating Basis)
------------------------------------------
(Taxable-equivalent in millions)

Net interest income                               $    4,645        $    4,659
Provision for credit losses                             (510)             (510)
Gains on sales of securities                             130               213
Noninterest income                                     3,223             3,493
Other noninterest expense                             (4,453)           (4,704)
                                                  -----------       ------------

Income before income taxes                             3,035             3,151
Income taxes - including FTE adjustment                1,121             1,178
                                                  -----------       ------------
Operating net income                              $    1,914        $    1,973
                                                  ===========       ============

Summary Balance Sheet
---------------------
(Average balances in billions)

Loans and leases                                  $  360,746        $  341,970
Managed loans and leases(2)                          384,933           347,451
Securities                                            75,830            65,787
Earning assets                                       523,682           493,821
Total assets                                         609,624           578,841
Deposits                                             345,931           339,867
Shareholders' equity                                  46,279            43,628
Common shareholders' equity                           46,208            42,953

Performance Indices (Operating Basis)
-------------------------------------

Return on average common shareholders' equity          16.78 %           18.52 %
Return on average tangible common shareholders'
   equity                                              27.44             32.57
Return on average assets                                1.27              1.38
Return on average tangible assets                       1.46              1.59
Net interest yield                                      3.58              3.81
Efficiency ratio                                       56.59             57.72
Cash basis efficiency ratio                            53.76             54.92
Net charge-offs (in millions)                     $      519        $      516
   % of average loans and leases                         .58 %             .61 %
Managed credit card net charge-offs as a % of
   average managed credit card receivables              6.01              6.78

Reported Results (Including Merger-Related
   Charges)
------------------------------------------
(In millions, except per-share data)

Net income                                        $    1,914        $    1,331
   Earnings per common share                            1.10               .77
   Diluted earnings per common share                    1.08               .75
Return on average common shareholders' equity          16.78             12.46

(1) Cash basis earnings equal operating net income excluding amortization of intangibles.
(2) Prior periods are restated for comparison (e.g. acquisitions, divestitures and securitizations).
(3) Ratios and amounts for 1998 have not been restated to reflect the impact of the BankAmerica merger.

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

BANKAMERICA CORPORATION (Continued)

                                                            March 31
                                                  ------------------------------
                                                     1999               1998
                                                  ----------        ------------
Balance Sheet Highlights
------------------------
(In billions, except per-share data)

Loans and leases                                  $  363,102        $  341,219
Securities                                            78,469            67,325
Earning assets                                       529,980           493,428
Total assets                                         614,245           580,211
Deposits                                             343,317           344,447
Shareholders' equity                                  46,831            45,104
Common shareholders' equity                           46,761            44,430
   Per share                                           26.86             25.72

Total equity to assets ratio (period-end)               7.62 %            7.77 %

Risk-based capital(3)
   Tier 1 capital ratio                                 7.40              6.80
   Total capital ratio                                 11.17             11.19

Leverage ratio(3)                                       6.47              5.64

Common shares issued and outstanding (in millions) 1,740.872         1,727.746

Allowance for credit losses                       $    7,123        $    6,763
Allowance for credit losses as a % of loans and
   leases                                               1.96 %            1.98 %
Allowance for credit losses as a % of non-
   performing loans                                   250.99            279.44
Nonperforming loans                               $    2,838        $    2,420
Nonperforming assets                                   3,120             2,690
Nonperforming assets as a % of:
   Total assets                                          .51 %             .46 %
   Loans, leases and foreclosed properties               .86               .79

Other Data
----------

Full-time equivalent headcount                       166,422           179,607
Banking centers                                        4,676             5,010
ATMs                                                  14,229            14,630


BUSINESS SEGMENT RESULTS
Three months ended March 31, 1999
(In millions)
                                                                                                       Return on
                                                                      Operating      Average Loans     Risk-Adjusted
                                                    Total Revenue     Net Income      and Leases       Equity
                                                    -------------     ----------     -------------     -------------
Consumer Banking                                    $       4,317     $      873     $     176,513               19%
Commercial Banking                                            717            197            55,585               17
Global Corporate and Investment Banking                     2,040            492           112,121               16
Principal Investing and Wealth Management Group               685            209            18,214               29

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

BANKAMERICA CORPORATION
Consolidated Financial Highlights
(Excludes Merger-Related Charges)
-----------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions Except Per-Share Information, Shares in Millions)

                                                                First      Fourth       Third      Second       First
                                                               Quarter     Quarter     Quarter     Quarter     Quarter
                                                                1999        1998        1998        1998        1998
                                                               -------------------------------------------------------
Net income                                                  $    1,914  $    1,603  $      893  $    2,021  $    1,973
Cash basis earnings                                              2,136       1,825       1,117       2,248       2,201

Earnings per common share                                         1.10         .92         .51        1.16        1.14
Diluted earnings per common share                                 1.08         .91         .50        1.13        1.11
Cash basis earnings per common share                              1.23        1.05         .64        1.29        1.27
Cash basis diluted earnings per common share                      1.20        1.04         .63        1.25        1.24
Dividends per common share                                         .45         .45         .38         .38         .38

Average common shares issued                                 1,737.562   1,731.314   1,740.092   1,732.168   1,724.490
Average diluted common shares                                1,779.708   1,763.055   1,784.418   1,784.712   1,773.015
Period-end common shares issued                              1,740.872   1,724.484   1,742.038   1,735.233   1,727.746

Period-end managed loans and leases*                        $  387,936  $  382,693  $  370,696  $  357,505  $  347,517
Average managed loans and leases*                              384,933     376,798     361,382     351,617     347,451

            *Prior periods restated for comparison (e.g. acquisitions, divestitures and securitizations).

Performance ratios:
    Return on average assets                                      1.27%       1.05%        .61%       1.41%       1.38%
    Return on average tangible assets                             1.46        1.22         .79        1.61        1.59
    Return on average common shareholders' equity                16.78       14.12        7.73       18.24       18.52
    Return on average tangible common shareholders' equity       27.44       23.97       14.51       31.23       32.57
    Efficiency ratio                                             56.59       64.16       66.55       57.38       57.72
    Cash basis efficiency ratio                                  53.76       61.12       63.28       54.65       54.92
    Net interest yield                                            3.58        3.58        3.60        3.80        3.81

Book value per common share                                 $    26.86  $    26.60  $    27.12  $    26.88  $    25.72

Market price per share of common stock:
    High for the period                                         74 1/2      66 5/8     88 7/16    85          75 1/8
    Low for the period                                          59 1/2      44         47 7/8     72  1/16    56 1/4
    Closing price                                               70 5/8      60 1/8     53 1/2     76 11/16    72 15/16

Other data:
    Number of banking centers                                    4,676       4,708       4,870       4,866       5,010
    Number of ATMs                                              14,229      14,327      14,333      14,691      14,630
    Full-time equivalent employees                             166,422     170,975     174,844     178,729     179,607


BUSINESS SEGMENT RESULTS - FIRST QUARTER 1999

                                                                                                       Return on
                                                                                     Average Loans     Risk-Adjusted
                                                    Total Revenue     Net Income      and Leases       Equity
                                                    -------------     ----------     -------------     -------------
Consumer Banking                                    $4,317    55%     $873   46%     $176,513  49%          19%
Commercial Banking                                     717     9       197   10        55,585  15           17
Global Corporate and Investment Banking              2,040    26       492   26       112,121  31           16
Principal Investing and Wealth Management Group        685     9       209   11        18,214   5           29

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

BANKAMERICA CORPORATION
CONSOLIDATED STATEMENT OF OPERATING INCOME
(Excludes Merger-Related Charges)
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                              First     Fourth       Third      Second       First
                                                                             Quarter    Quarter     Quarter     Quarter     Quarter
                                                                              1999       1998        1998        1998        1998
                                                                        -----------------------------------------------------------
Interest income
   Interest and fees on loans and leases                                 $    6,770  $    7,030  $    7,084  $    7,105  $    7,112
   Interest and dividends on securities                                       1,175       1,191       1,105       1,077       1,129
   Federal funds sold and securities
      purchased under agreements to resell                                      381         486         492         433         417
   Trading account securities                                                   545         612         584         692         738
   Other interest income                                                        330         319         343         330         309
                                                                        -----------------------------------------------------------
      Total interest income                                                   9,201       9,638       9,608       9,637       9,705
                                                                        -----------------------------------------------------------
Interest expense
   Deposits                                                                   2,313       2,598       2,830       2,690       2,693
   Borrowed funds                                                             1,354       1,422       1,278       1,229       1,310
   Trading account liabilities                                                  129         165         194         262         274
   Long-term debt                                                               805         844         862         830         809
                                                                        -----------------------------------------------------------
      Total interest expense                                                  4,601       5,029       5,164       5,011       5,086
                                                                        -----------------------------------------------------------
Net interest income                                                           4,600       4,609       4,444       4,626       4,619
Provision for credit losses                                                     510         510       1,405         495         510
                                                                        -----------------------------------------------------------
Net credit income                                                             4,090       4,099       3,039       4,131       4,109
Gains on sales of securities                                                    130         404         280         120         213

Noninterest income
   Service charges on deposit accounts                                          855         881         855         844         816
   Mortgage servicing and other mortgage-related income                         132         103         (93)        207         172
   Investment banking income                                                    388         356         376         664         613
   Trading account profits and fees                                             500          96        (529)        232         372
   Brokerage income                                                             184         162         198         188         180
   Other nondeposit-related service fees                                        136         150         163         164         175
   Asset management and fiduciary service fees                                  243         229         238         261         245
   Credit card income                                                           360         398         379         352         319
   Other income                                                                 425         280         818         724         601
                                                                         -----------------------------------------------------------
      Total noninterest income                                                3,223       2,655       2,405       3,636       3,493
                                                                         -----------------------------------------------------------

Other noninterest expense
   Personnel                                                                  2,333       2,301       2,246       2,425       2,440
   Occupancy, net                                                               396         413         427         421         382
   Equipment                                                                    358         384         346         334         340
   Marketing                                                                    147         135         143         145         158
   Professional fees                                                            126         233         206         209         195
   Amortization of intangibles                                                  222         223         224         227         228
   Data processing                                                              190         205         195         186         179
   Telecommunications                                                           136         152         142         138         131
   Other general operating                                                      420         493         510         528         513
   General administrative and miscellaneous                                     125         148         144         154         138
                                                                        -----------------------------------------------------------
      Total other noninterest expense                                         4,453       4,687       4,583       4,767       4,704
                                                                        -----------------------------------------------------------
Income before income taxes                                                    2,990       2,471       1,141       3,120       3,111
Income tax expense                                                            1,076         868         248       1,099       1,138
                                                                        -----------------------------------------------------------
Net income                                                               $    1,914  $    1,603  $      893  $    2,021  $    1,973
                                                                        -----------------------------------------------------------
Net income available to common shareholders                              $    1,912  $    1,602  $      891  $    2,010  $    1,962
                                                                        -----------------------------------------------------------

Per-share information
   Earnings per common share                                             $     1.10  $      .92  $      .51  $     1.16  $     1.14
                                                                        -----------------------------------------------------------
   Diluted earnings per common share                                     $     1.08  $      .91  $      .50  $     1.13  $     1.11
                                                                        -----------------------------------------------------------
   Dividends per common share                                            $      .45  $      .45  $      .38  $      .38  $      .38
                                                                        -----------------------------------------------------------

Average common shares issued and outstanding (in thousands)               1,737,562   1,731,314   1,740,092   1,732,168   1,724,490
                                                                        -----------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)       1,779,708   1,763,055   1,784,418   1,784,712   1,773,015
                                                                        -----------------------------------------------------------

Certain prior period amounts have been reclassified to conform to current period classifications.


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

BANKAMERICA CORPORATION
CONSOLIDATED BALANCE SHEET
------------------------------------------------------------------------------------------------------
(Dollars in Millions)

                                                               March 31      December 31    March 31
                                                                 1999          1998           1998
                                                             ------------  ------------   ------------
ASSETS
Cash and cash equivalents                                     $   25,925    $   28,277     $   28,641
Time deposits placed and other short-term investments              5,615         6,750          7,578
Securities
   Securities held for investment                                  1,522         1,997          4,673
   Available for sale                                             76,947        78,590         62,652
                                                             ------------  ------------   ------------
      Total securities                                            78,469        80,587         67,325
                                                             ------------  ------------   ------------
Federal funds sold and securities
   purchased under agreements to resell                           26,751        27,146         24,280
Trading account assets                                            42,382        39,602         41,608
Derivative-dealer assets                                          13,585        16,400         13,263

Loans and leases                                                 363,102       357,328        341,219
Allowance for credit losses                                       (7,123)       (7,122)        (6,763)
                                                             ------------  ------------   ------------
      Loans and leases, net of allowance for credit
         losses                                                  355,979       350,206        334,456
                                                             ------------  ------------   ------------
Premises and equipment, net                                        7,129         7,289          7,918
Customers' acceptance liability                                    2,194         2,671          4,463
Interest receivable                                                3,620         3,734          3,591
Mortgage servicing rights                                          3,037         2,376          2,174
Goodwill                                                          12,651        12,695         13,402
Core deposit and other intangibles                                 1,942         2,013          2,218
Other assets                                                      34,966        37,933         29,294
                                                             ------------  ------------   ------------
         Total assets                                         $  614,245    $  617,679     $  580,211
                                                             ============  ============   ============

LIABILITIES
Deposits in domestic offices
  Interest-bearing                                            $  201,343    $  203,644     $  201,920
  Noninterest-bearing                                             87,769        92,623         86,973
Deposits in foreign offices
  Interest-bearing                                                52,457        59,280         53,820
  Noninterest-bearing                                              1,748         1,713          1,734
                                                             ------------  ------------   ------------
         Total deposits                                          343,317       357,260        344,447
                                                             ------------  ------------   ------------
Federal funds purchased and securities
   sold under agreements to repurchase                            74,767        67,543         63,245
Trading account liabilities                                       16,454        14,170         18,653
Derivative-dealer liabilities                                     14,372        16,835         12,270
Commercial paper                                                   8,379         6,749          5,501
Other short-term borrowings                                       31,366        24,742         18,957
Acceptances outstanding                                            2,194         2,671          4,463
Accrued expenses and other liabilities                            20,712        30,929         19,020
Trust preferred securities                                         4,954         4,954          4,918
Long-term debt                                                    50,899        45,888         43,633
                                                             ------------  ------------   ------------
Total liabilities                                                567,414       571,741        535,107
                                                             ------------  ------------   ------------
SHAREHOLDERS' EQUITY
Preferred stock                                                       81            83            705
Common stock: authorized - 5,000,000,000 shares; issued
   and outstanding 1,740,871,815; 1,724,484,305 and
   1,727,746,398 shares                                           15,828        14,837         15,114
Retained earnings                                                 32,128        30,998         29,160
Accumulated other comprehensive income                              (580)          152            281
Other                                                               (626)         (132)          (156)
                                                             ------------  ------------   ------------
Total shareholders' equity                                        46,831        45,938         45,104
                                                             ------------  ------------   ------------
      Total liabilities and shareholders' equity              $  614,245    $  617,679     $  580,211
                                                             ============  ============   ============

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

BANKAMERICA CORPORATION
QUARTERLY TAXABLE-EQUIVALENT DATA
-------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                       First Quarter 1999            Fourth Quarter 1998
                                                  ----------------------------   ----------------------------
                                                  Average                         Average
                                                  Balance   Income                Balance   Income
                                                   Sheet      or      Yields/      Sheet      or      Yields/
                                                  Amounts   Expense   Rates       Amounts   Expense   Rates
                                                  -------   -------   -------     --------  -------   -------
Earning assets
  Loans and leases (1)
    Commercial - domestic                        $138,272   $ 2,444     7.16%    $136,629   $ 2,542     7.39%
    Commercial - foreign                           31,568       494     6.35       32,893       569     6.86
    Commercial real estate - domestic              26,827       559     8.45       28,427       601     8.38
    Commercial real estate - foreign                  286         6     8.79          319         8     9.39
                                                 ------------------------------------------------------------
      Total commercial                            196,953     3,503     7.21      198,268     3,720     7.45
                                                 ------------------------------------------------------------
    Residential mortgage                           75,789     1,356     7.18       73,033     1,336     7.30
    Home equity lines                              15,537       298     7.79       15,781       326     8.17
    Direct/Indirect consumer                       41,652       847     8.24       40,557       876     8.57
    Consumer finance                               15,880       373     9.53       14,368       338     9.33
    Bankcard                                       11,287       327    11.76       12,078       366    12.01
    Foreign consumer                                3,648        89     9.90        3,551        94    10.47
                                                 ------------------------------------------------------------
      Total consumer                              163,793     3,290     8.11      159,368     3,336     8.32
                                                 ------------------------------------------------------------
        Total loans and leases                    360,746     6,793     7.62      357,636     7,056     7.84
                                                 ------------------------------------------------------------
  Securities
    Held for investment                             1,905        33     6.84        2,948        44     6.09
    Available for sale (2)                         73,925     1,161     6.31       69,354     1,162     6.68
                                                 ------------------------------------------------------------
      Total securities                             75,830     1,194     6.33       72,302     1,206     6.66
                                                 ------------------------------------------------------------
  Federal funds sold and securities purchased
    under agreements to resell                     26,561       381     5.80       29,564       486     6.53
  Time deposits placed and other short-term
    investments                                     6,408        88     5.58        6,702       111     6.56
  Trading account securities                       41,129       547     5.36       39,391       613     6.19
  Other earning assets                             13,008       243     7.53       11,471       207     7.19
                                                 ------------------------------------------------------------
      Total earning assets (3)                    523,682     9,246     7.13      517,066     9,679     7.44
                                                 ------------------------------------------------------------
Cash and cash equivalents                          25,826                          25,834
Other assets, less allowance for credit losses     60,116                          63,641
                                                 ------------------------------------------------------------
      Total assets                               $609,624                        $606,541
                                                 ------------------------------------------------------------

Interest-bearing liabilities
  Domestic interest-bearing deposits:
    Savings                                      $ 21,637        71     1.33     $ 21,702        91     1.67
    NOW and money market deposit accounts          99,864       575     2.33       97,589       622     2.53
    Consumer CDs and IRAs                          74,362       857     4.68       74,923       956     5.06
    Negotiated CDs, public funds and other
      time deposits                                 6,914        89     5.20        7,388        96     5.16
                                                 ------------------------------------------------------------
      Total domestic interest-bearing
        deposits                                  202,777     1,592     3.18      201,602     1,765     3.47
                                                 ------------------------------------------------------------
  Foreign interest-bearing deposits (4)
    Banks located in foreign countries             20,379       268     5.34       24,938       325     5.17
    Governments and official institutions           9,172       113     5.02       10,278       143     5.54
    Time, savings, and other                       26,980       339     5.10       26,868       365     5.39
                                                 ------------------------------------------------------------
      Total foreign interest-bearing
        deposits                                   56,531       720     5.17       62,084       833     5.32
                                                 ------------------------------------------------------------
      Total interest-bearing deposits             259,308     2,312     3.62      263,686     2,598     3.91
                                                 ------------------------------------------------------------
  Federal funds purchased, securities sold
    under agreements to repurchase and other
    short-term borrowings                         112,384     1,355     4.88      104,416     1,422     5.40
  Trading account liabilities                      12,679       129     4.13       14,194       165     4.62
  Long-term debt (5)                               52,642       805     6.12       51,779       844     6.52
                                                 ------------------------------------------------------------
      Total interest-bearing liabilities(6)       437,013     4,601     4.26      434,075     5,029     4.60
                                                 ------------------------------------------------------------
Noninterest-bearing sources
  Noninterest-bearing deposits                     86,623                          88,080
  Other liabilities                                39,709                          39,335
  Shareholders' equity                             46,279                          45,051
                                                 ------------------------------------------------------------
      Total liabilities and shareholders'
         equity                                  $609,624                         606,541
                                                 ------------------------------------------------------------
Net interest spread                                                     2.87                            2.84
Impact of noninterest-bearing sources                                   0.71                             .74
                                                 ------------------------------------------------------------
Net interest income/yield on earning assets                 $ 4,645     3.58%               $ 4,650     3.58%
                                                 ------------------------------------------------------------

(1)  Nonperforming loans are included in the respective average loan balances.  Income on such nonperforming loans is recognized on a cash basis.
(2)  The average balance sheet amounts and yields on securities available for sale are based on the average of historical amortized cost balances.
(3)  Interest income includes taxable-equivalent adjustments of $45 in the first quarter of 1999 and $41, $40, $42 and $40 in the fourth, third, second and  first quarters of 1998, respectively.  Interest income also includes the impact of risk management interest rate contracts, which increased interest income on the underlying linked assets $63 in the first quarter of 1999 and
     $70, $46, $29, and $29 in the fourth, third, second and first quarters of 1998, respectively.
(4)  Primarily consists of time deposits in denominations of $100,000 or more.
(5)  Long-term debt includes trust preferred securities.
(6)  Interest expense includes the impact of risk management interest rate contracts, which decreased interest expense on the underlying linked liabilities $60 in the first quarter of 1999 and $27, $9, $4, and $5 in the fourth, third, second and first quarters of 1998, respectively.






-------------------------------------------------------------------------------------------

     Third Quarter 1998             Second Quarter 1998              First Quarter 1998
---------------------------     ---------------------------     ---------------------------
Average                         Average                         Average
Balance   Income                Balance   Income                Balance   Income
 Sheet      or      Yields/      Sheet      or      Yields/      Sheet      or      Yields/
Amounts   Expense   Rates       Amounts   Expense   Rates       Amounts   Expense   Rates
-------   -------   -------     --------  -------   -------     -------   -------   -------


$132,537  $ 2,538     7.59%    $127,788   $ 2,496     7.84%    $123,586   $ 2,413     7.91%
  31,245      578     7.35       30,046       556     7.41       29,840       543     7.37
  28,027      610     8.64       28,228       644     9.15       29,000       648     9.06
     338        8    10.51          334         9     9.82          327         8    10.48
-------------------------------------------------------------------------------------------
 192,147    3,734     7.71      186,396     3,705     7.97      182,753     3,612     8.01
-------------------------------------------------------------------------------------------
  70,619    1,155     6.53       69,337     1,171     6.76       70,350     1,218     6.95
  16,024      485    12.03       16,271       473    11.64       16,448       457    11.28
  39,582      854     8.56       40,404       895     8.90       40,280       880     8.85
  14,197      385    10.76       14,249       387    10.88       14,662       419    11.60
  12,751      399    12.43       12,780       409    12.83       14,259       464    13.19
   3,465       93    10.57        3,350        87    10.53        3,218        83    10.46
-------------------------------------------------------------------------------------------
 156,638    3,371     8.56      156,391     3,422     8.77      159,217     3,521     8.94
-------------------------------------------------------------------------------------------
 348,785    7,105     8.09      342,787     7,127     8.34      341,970     7,133     8.44
-------------------------------------------------------------------------------------------

   4,286       76     6.99        4,525        79     7.03        4,713        83     7.09
  61,250    1,046     6.82       58,527     1,017     6.95       61,074     1,061     6.98
-------------------------------------------------------------------------------------------
  65,536    1,122     6.83       63,052     1,096     6.96       65,787     1,144     6.99
-------------------------------------------------------------------------------------------

  27,646      492     7.06       25,275       433     6.86       26,632       417     6.35

   7,483      138     7.31        7,916       129     6.54        8,517       136     6.48
  35,487      587     6.59       42,421       693     6.56       41,868       740     7.14
  10,974      204     7.42       10,494       201     7.68        9,047       175     7.76
-------------------------------------------------------------------------------------------
 495,911    9,648     7.73      491,945     9,679     7.89      493,821     9,745     7.98
-------------------------------------------------------------------------------------------
  24,160                         25,071                          24,558
  58,282                         56,959                          60,462
-------------------------------------------------------------------------------------------
$578,353                       $573,975                        $578,841
-------------------------------------------------------------------------------------------



$ 22,775      107     1.87     $ 23,208       112     1.93     $ 23,096       111     1.95
  95,276      634     2.64       96,605       638     2.65       96,696       642     2.70
  74,313      984     5.25       74,002       983     5.29       75,393       992     5.33

   8,696      120     5.45        8,388       117     5.63        5,917        81     5.53
-------------------------------------------------------------------------------------------

 201,060    1,845     3.64      202,203     1,850     3.66      201,102     1,826     3.68
-------------------------------------------------------------------------------------------

  27,892      418     5.95       22,393       326     5.84       23,067       336     5.91
  11,084      156     5.59       10,629       150     5.64       10,067       141     5.69
  24,086      411     6.77       22,592       364     6.49       23,467       390     6.70
-------------------------------------------------------------------------------------------

  63,062      985     6.20       55,614       840     6.07       56,601       867     6.20
-------------------------------------------------------------------------------------------
 264,122    2,830     4.25      257,817     2,690     4.18      257,703     2,693     4.24
-------------------------------------------------------------------------------------------


  84,283    1,278     6.02       82,385     1,229     5.98       91,358     1,310     5.82
  15,454      194     4.97       19,817       262     5.30       20,516       274     5.43
  51,365      862     6.71       49,254       830     6.74       47,416       809     6.83
-------------------------------------------------------------------------------------------
 415,224    5,164     4.94      409,273     5,011     4.90      416,993     5,086     4.93
-------------------------------------------------------------------------------------------

  83,661                         84,552                          82,164
  33,712                         35,293                          36,056
  45,756                         44,857                          43,628
-------------------------------------------------------------------------------------------

$578,353                       $573,975                        $578,841
-------------------------------------------------------------------------------------------
                      2.79                            2.99                            3.05
                       .81                             .81                             .76
-------------------------------------------------------------------------------------------
          $ 4,484     3.60%               $ 4,668     3.80%               $ 4,659     3.81%
-------------------------------------------------------------------------------------------


BANKAMERICA CORPORATION
CREDIT QUALITY - NONPERFORMING ASSETS
------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                 March 31,     December 31,  September 30,    June 30,      March 31,
                                                   1999           1998           1998           1998           1998
                                                ------------------------------------------------------------------------
Nonperforming loans:
   Commercial - domestic                           $ 1,085          $   812        $   717     $   646        $   762
   Commercial - foreign                                434              314            288         347            272
   Commercial real estate - domestic                   272              299            303         306            355
   Commercial real estate - foreign                      3                4              3           3              3
   Residential mortgage                                634              722            690         669            733
   Home equity lines                                    41               50             46          45             53
   Direct/Indirect consumer                             20               21             38          33             35
   Consumer finance                                    332              246            209         187            200
   Foreign consumer                                     17               14              -           8              7
                                                ------------------------------------------------------------------------
          Total nonperforming loans                  2,838            2,482          2,294       2,244          2,420

Foreclosed properties                                  282              282            288         282            270
                                                ------------------------------------------------------------------------

          Total nonperforming assets               $ 3,120          $ 2,764        $ 2,582     $ 2,526        $ 2,690
                                                ------------------------------------------------------------------------

Loans past due 90 days or more and not
   classified as nonperforming                     $   571          $   611        $   540     $   539        $   534

Nonperforming assets as a percentage of:
   Total assets                                        .51%             .45%           .43%        .44%           .46%
   Loans, leases and
      foreclosed properties                            .86              .77            .73         .73            .79

Foreclosed properties expense                      $    10          $     3        $     7     $    25        $    10

------------------------------------------------------------------------------------------------------------------------
Total Nonperforming Assets by Business Segment:
   Consumer Banking                                $ 1,381          $ 1,348        $ 1,298     $   973        $ 1,029
   Commercial Banking                                  572              438            436         379            500
   Global Corporate Investment Banking               1,099              934            818         901            866
   Principal Investing and Wealth Management
      Group                                             66               40             28          25             21
   Other                                                 2                4              2         248            274
                                                ------------------------------------------------------------------------
          Total nonperforming assets               $ 3,120          $ 2,764        $ 2,582     $ 2,526        $ 2,690
                                                ------------------------------------------------------------------------



BANKAMERICA CORPORATION
CREDIT QUALITY - LOAN LOSSES
-----------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                               First          Fourth          Third         Second           First
                                              Quarter         Quarter        Quarter        Quarter         Quarter
                                               1999            1998           1998           1998            1998
                                          -----------------------------------------------------------------------------
Gross charge-offs:
   Commercial - domestic                      $   206         $   137        $   450        $    74         $    53
   Commercial - foreign                            30              66            107             53              36
   Commercial real estate - domestic                2               3              5             10               3
   Residential mortgage                             7               9              8              6              10
   Home equity lines                                6               6              6              7               8
   Bankcard                                       172             185            192            219             261
   Direct/Indirect consumer                       140             153            125            138             146
   Consumer finance                                98             116            147            139             159
   Other consumer domestic                          -              (1)             1              -               -
   Foreign consumer                                 5               5              2              3               3
                                          -----------------------------------------------------------------------------
         Total                                $   666         $   679        $ 1,043        $   649         $   679
                                          -----------------------------------------------------------------------------

Net charge-offs:
   Commercial - domestic                      $   181         $   113        $   427        $    50         $    27
   Commercial - foreign                            29              65            106             51              20
   Commercial real estate - domestic               (2)              -             (1)             6              (5)
   Residential mortgage                             5               8              8              4               9
   Home equity lines                                4               3              3              5               6
   Bankcard                                       155             164            170            197             233
   Direct/Indirect consumer                        95             113             87             98             107
   Consumer finance                                48              76             98             92             117
   Other consumer domestic                          -              (1)             1              -               -
   Foreign consumer                                 4               3              3              2               2
                                          -----------------------------------------------------------------------------
         Total                                $   519         $   544        $   902        $   505         $   516
                                          -----------------------------------------------------------------------------

Loss ratios:
   Commercial - domestic                          .53%            .33%          1.27%           .15%            .09%
   Commercial - foreign                           .37             .78           1.35            .68             .28
   Commercial real estate - domestic             (.02)              -           (.02)           .09            (.07)
   Residential mortgage                           .03             .04            .04            .03             .05
   Home equity lines                              .10             .07            .09            .11             .15
   Bankcard**                                    5.63            5.49           5.42           6.36            6.77
   Direct/Indirect consumer                       .93            1.09            .89            .96            1.08
   Consumer finance                              1.22            2.11           2.74           2.59            3.23
   Other consumer domestic                          -               -              -              -               -
   Foreign consumer                               .43             .42            .25            .28             .27
         Total                                    .58             .60           1.03            .59             .61

Loss Ratios by Business Segment:
   Consumer Banking                               .75%           1.01%           .92%           .98%           1.14%
   Commercial Banking                             .19             .40            .06            .11             .10
   Global Corporate and Investment Banking        .55             .35           1.81            .28             .08
   Principal Investing and Wealth
      Management Group                            .24             .01            .02            .01               -
   Other                                         (.69)          44.42          (1.41)         (1.83)          (3.61)

Allowance for credit losses                   $(7,123)        $(7,122)       $(7,215)       $(6,731)        $(6,763)

Allowance for credit losses as a
  percentage of loans and leases                 1.96%           1.99%          2.05%          1.95%           1.98%

-----------------------------------------------------------------------------------------------------------------------
*  Managed Bankcard receivable net
     charge-offs                              $   294         $   301        $   312        $   331         $   340
** Managed Bankcard portfolio loss ratios        6.01%           5.83%          5.99%          6.52%           6.78%

Average Managed Bankcard receivables          $19,814         $20,526        $20,657        $20,350         $20,357



BANKAMERICA CORPORATION
CAPITAL
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                        First         Fourth           Third          Second            First
                                                       Quarter        Quarter         Quarter         Quarter          Quarter
                                                        1999           1998            1998            1998             1998
                                                  --------------------------------------------------------------------------------
Beginning common equity                              $  45,866      $  47,245       $  46,646       $  44,430        $  43,907
   Net income                                            1,914          1,162             374           2,298            1,331
   Dividends                                              (784)          (778)           (606)           (611)            (609)
   Common stock issued                                     350             19             407             441              526
   Common stock repurchased                                  -         (1,151)              -               -             (600)
   Change in FAS 115 adjustment-net
     unrealized gains (losses)                            (703)          (625)            381             104             (103)
   Foreign currency translation
     adjustment and other                                  118             (6)             43             (16)             (22)
                                                  --------------------------------------------------------------------------------
Ending common equity                                    46,761         45,866          47,245          46,646           44,430
                                                  --------------------------------------------------------------------------------
Preferred equity                                            70             72              62              63              674
                                                  --------------------------------------------------------------------------------
Total shareholders' equity                           $  46,831      $  45,938       $  47,307       $  46,709        $  45,104
                                                  --------------------------------------------------------------------------------
FAS 115 adjustment - end of period                        (400)           303             928             547              443

Total equity as a percentage of total assets              7.62%          7.44%           7.96%           8.17%            7.77%
Common equity as a percentage of total assets             7.61           7.43            7.94            8.16             7.66

Risk-based capital ratios (1):
   Tier 1 capital                                    $  38,522      $  36,849       $  37,456       $  18,764        $  17,188
   Tier 1 capital ratio                                   7.40%          7.06%           7.29%           7.32%            6.80%
   Total capital                                     $  58,132      $  57,055       $  57,758       $  30,268        $  28,286
   Total capital ratio                                   11.17%         10.94%          11.25%          11.77%           11.19%

Leverage ratio (1)                                        6.47           6.22            6.64            6.21             5.64

Risk-weighted assets, net (1)                        $ 520,396      $ 521,637       $ 513,544       $ 257,193        $ 252,694


(1) Ratios and amounts for all periods prior to the third quarter of 1998 have not been restated to reflect the impact of the
    BankAmerica merger.



BANKAMERICA CORPORATION
CONSOLIDATED STATEMENT OF INCOME
(Operating Results including Merger-Related Charges)
--------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                         First      Fourth       Third      Second      First
                                                                        Quarter     Quarter     Quarter     Quarter    Quarter
                                                                         1999        1998        1998        1998       1998
                                                                     -----------------------------------------------------------
Interest income
     Interest and fees on loans and leases                           $    6,770  $    7,030  $    7,084  $    7,105 $    7,112
     Interest and dividends on securities                                 1,175       1,191       1,105       1,077      1,129
     Federal funds sold and securities
         purchased under agreements to resell                               381         486         492         433        417
     Trading account securities                                             545         612         584         692        738
     Other interest income                                                  330         319         343         330        309
                                                                     -----------------------------------------------------------
          Total interest income                                           9,201       9,638       9,608       9,637      9,705
                                                                     -----------------------------------------------------------
Interest expense
     Deposits                                                             2,313       2,598       2,830       2,690      2,693
     Borrowed funds                                                       1,354       1,422       1,278       1,229      1,310
     Trading account liabilities                                            129         165         194         262        274
     Long-term debt                                                         805         844         862         830        809
                                                                     -----------------------------------------------------------
          Total interest expense                                          4,601       5,029       5,164       5,011      5,086
                                                                     -----------------------------------------------------------
Net interest income                                                       4,600       4,609       4,444       4,626      4,619
Provision for credit losses                                                 510         510       1,405         495        510
                                                                     -----------------------------------------------------------
Net credit income                                                         4,090       4,099       3,039       4,131      4,109
Gains on sales of securities                                                130         404         280         120        213

Noninterest income
    Service charges on deposit accounts                                     855         881         855         844        816
    Mortgage servicing and other mortgage-related income                    132         103         (93)        207        172
    Investment banking income                                               388         356         376         664        613
    Trading account profits and fees                                        500          96        (529)        232        372
    Brokerage income                                                        184         162         198         188        180
    Other nondeposit-related service fees                                   136         150         163         164        175
    Asset management and fiduciary service fees                             243         229         238         261        245
    Credit card income                                                      360         398         379         352        319
    Other income                                                            425         280         818         724        601
                                                                     -----------------------------------------------------------
          Total noninterest income                                        3,223       2,655       2,405       3,636      3,493
                                                                     -----------------------------------------------------------
Merger-related charges                                                        -         600         725       (430)        900

Other noninterest expense
    Personnel                                                             2,333       2,301       2,246       2,425      2,440
    Occupancy, net                                                          396         413         427         421        382
    Equipment                                                               358         384         346         334        340
    Marketing                                                               147         135         143         145        158
    Professional fees                                                       126         233         206         209        195
    Amortization of intangibles                                             222         223         224         227        228
    Data processing                                                         190         205         195         186        179
    Telecommunications                                                      136         152         142         138        131
    Other general operating                                                 420         493         510         528        513
    General administrative and miscellaneous                                125         148         144         154        138
                                                                     -----------------------------------------------------------
          Total other noninterest expense                                 4,453       4,687       4,583       4,767      4,704
                                                                     -----------------------------------------------------------
Income before income taxes                                                2,990       1,871         416       3,550      2,211
Income tax expense                                                        1,076         709          42       1,252        880
                                                                     -----------------------------------------------------------
Net income                                                           $    1,914  $    1,162  $      374  $    2,298 $    1,331
                                                                     -----------------------------------------------------------
Net income available to common shareholders                          $    1,912  $    1,161  $      372  $    2,287 $    1,320
                                                                     -----------------------------------------------------------
Per-share information
      Earnings per common share                                      $     1.10  $      .67  $      .21  $     1.32 $      .77
                                                                     -----------------------------------------------------------
      Diluted earnings per common share                              $     1.08  $      .66  $      .21  $     1.28 $      .75
                                                                     -----------------------------------------------------------
      Dividends per common share                                     $      .45  $      .45  $      .38  $      .38 $      .38
                                                                     -----------------------------------------------------------

Average common shares issued and outstanding (in thousands)           1,737,562   1,731,314   1,740,092   1,732,168  1,724,490
                                                                     -----------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)   1,779,708   1,763,055   1,784,418   1,784,712  1,773,015
                                                                     -----------------------------------------------------------

Certain prior period amounts have been reclassified to conform to current period classifications.



BANKAMERICA CORPORATION
COUNTRY RISK REPORTING
-----------------------------------------------------------------------------------------------------------------------------------
Binding Exposure by Region, Country of Risk and Category
(Dollars in Millions)                                                                       Total       Increase       Increase
                                                            Net Revaluation                 Binding     (Decrease)     (Decrease)
                                                            Gains on          Securities/   Exposure    from           from
                                Trade        Other          Derivatives       Other         March 31,   December 31,   December 31,
Region/Country                  Finance(a)   Financing(b)   FX Products       Investments   1999        1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Asia
  China                          $      26     $     319    $       44     $       54  $       443 $      (6)    $   (322)
  Hong Kong                            150         4,602            42            139        4,933      (255)        (698)
  India                                 10         2,007            53            374        2,444       (74)         (55)
  Indonesia                              2           560            55             60          677       (46)        (833)
  Japan                                 72         1,776         1,145          1,025        4,018    (1,043)      (2,952)
  Korea (South)                        609           859            54            330        1,852       (27)      (1,952)
  Malaysia                              25           671            12             61          769        41         (485)
  Pakistan                              77           188            20             11          296       (56)        (254)
  Philippines                           68           335             4             37          444      (139)        (319)
  Singapore                             10         1,521            41            184        1,756      (250)        (656)
  Taiwan                                21         2,120            15             38        2,194       (96)        (244)
  Thailand                              12           606           119            117          854       (96)      (1,103)
  Other                                 24           130             -              4          158         5          (39)
                                -----------  ------------ -------------    -----------  -----------  -----------  -----------
     Total                           1,106        15,694         1,604          2,434       20,838    (2,042)      (9,912)

Central and Eastern Europe
 Russia Federation                       -            34             -             10           44       (16)        (403)
 Other                                  37           456             9            107          609       (95)         (89)
                                -----------  ------------ -------------  -----------  -----------  -----------  -----------
     Total                              37           490             9            117          653      (111)        (492)

Latin America
  Argentina                             17           898             4            323        1,242       (25)        (401)
  Brazil                               867         1,320             1          1,066        3,254      (164)        (376)
  Chile                                 17         1,320            23             58        1,418      (233)        (262)
  Colombia                              14           514            11             40          579      (219)        (206)
  Mexico                               227         3,116            55          1,179        4,577      (361)      (1,535)
  Venezuela                             71           218             -            228          517       (40)        (106)
  Other                                256            43             3             92          394       (36)         (49)
                                -----------  ------------ -------------  -----------  -----------  -----------  -----------
     Total                           1,469         7,429            97          2,986       11,981    (1,078)      (2,935)
                                -----------  ------------ -------------  -----------  -----------  -----------  -----------

        Total                    $   2,612     $  23,613    $    1,710     $    5,537  $    33,472 $  (3,231)    $(13,339)
                                -----------  ------------ -------------  -----------  -----------  -----------  -----------


(a)  Includes extensions of credit with maturities of one year or less that are directly related to imports or exports and will be liquidated through the proceeds of international trade.  Such extensions of credit may include acceptances, pre-export financing where there is a firm export sales order, commercial letters of credit, as well as other loans and advances directly related to international trade.

(b)  This category includes time deposits placed and extensions of credit that do not meet the criteria for Trade Finance.
